                            ASSET PURCHASE AGREEMENT
                            ------------------------

     This Asset Purchase Agreement (the "Agreement") is made and entered into as of December 23, 1996, by and among APPLIED PHOTONIC DEVICES, INC., a Delaware corporation with its principal place of business at 50 Tiffany Street, Brooklyn, Connecticut 06259 ("Seller"), SPECTRAN CORPORATION, a Delaware corporation and the owner of all the issued and outstanding capital stock of Seller ("SpecTran"), GENERAL CABLE INDUSTRIES, INC., a Delaware corporation with its principal place of business at 4 Tesseneer Drive, Highland Heights, Kentucky 41076 ("Buyer") and GENERAL CABLE CORPORATION, a Delaware corporation with its principal place of business at 4 Tesseneer Drive, Highland Heights, Kentucky 41076 ("GCC").

                                   WITNESSETH

     WHEREAS, Seller engages in the business of developing, manufacturing and marketing optical fiber cable (the "Business"); and

     WHEREAS, Seller wishes to sell a portion of the assets of the Business, and Buyer wishes to purchase such assets of the Business.

     NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants of the parties contained herein, the parties hereby agree as follows:

                                    ARTICLE I
                                    ---------
                        SALE OF ASSETS AND PURCHASE PRICE
                        ---------------------------------

     1.1 SALE OF ASSETS. Buyer hereby purchases, upon the terms and subject to the conditions contained herein and in consideration of the Purchase Price (as defined herein) and other good and valuable consideration, and Seller hereby sells, delivers and transfers to Buyer the assets of Seller relating to the Business consisting of all inventory of Seller and an amount of accounts receivable equal to the Purchase Price (as defined below) less the amount of inventory to be purchased hereunder (the "Assets").

     1.2 NO ASSUMPTION OF LIABILITIES. Buyer is not assuming or agreeing to pay, perform or discharge any obligation or liability of Seller, SpecTran, the Assets or the Business of any nature whatsoever, whether imposed by operation of law or otherwise, including but not limited to liabilities or obligations for trade payables, product liability in respect of product made by Seller prior to the Closing (whether or not sold), bank debts, attorneys fees, accounting fees, taxes, environmental remediation or other environmental obligations, employee benefits, severance pay, stock options and related rights, or otherwise. In no event shall Buyer have any responsibility or obligation with respect to any such liability or obligation.

     1.3 PURCHASE PRICE. The purchase price for the Assets (the "Purchase Price") shall be as set forth below:

          (a) An amount equal to (i) fifty percent (50%) of the Net Book Value (as defined below) of Seller determined as of the Audit Date (as defined below) in accordance with United States generally accepted accounting principles ("GAAP"), plus (ii) twenty percent (20%) of such Net Book Value, excluding cash balances, less $231,000 representing an adjustment for certain work in process inventories, plus (iii) $100,000.

          (b) The estimated Purchase Price, calculated as provided in Section 1.3(a) based on Seller's unaudited balance sheet as of November 30, 1996, a true and complete copy of which has been delivered to Buyer, is $6,278,000. The estimated purchase will be paid as follows: $5,278,000 will be paid at the closing to Seller's designated account and $1,000,000 will be paid into an escrow account with Fleet Bank, N.A. pursuant to an Escrow Agreement of even date herewith. As soon as practicable after the execution of this Agreement, but in any event within sixty (60) days after the Closing, Buyer shall deliver to Seller audited financial statements (and related notes and schedules thereto) of Seller as of December 31, 1996 (the "Closing Financial Statements"), together with the report thereon of Deloitte & Touche LLP (or other independent accounting firm selected by Buyer and reasonably acceptable to Seller) showing the Net Book Value of Seller as of December 31, 1996 (the "Audit Date") and stating that the Closing Financial Statements have been prepared in accordance with GAAP applied on a basis consistent with the preparation of the Financial Statements (as defined in Section 2.7, below), with only such deviations from GAAP or consistent application as are disclosed in the notes to the Financial Statements.

          (c) Seller will cooperate reasonably with Buyer and the independent accounting firm in connection with the audit and preparation of the Closing Financial Statements and the physical inventory of Seller and the Business. Seller will provide such accounting firm with full access to Seller's books, records, facilities and employees to the extent reasonably required to determine Seller's financial condition, to prepare the Closing Financial Statements, and to conduct the physical inventory.

          (d) Promptly after the preparation of the Closing Financial Statements and the calculation of Seller's Net Book Value as of the Audit Date, Seller and Buyer will mutually calculate the final Purchase Price pursuant to the formula set forth in Section 1.3(a) and such final Purchase Price will be agreed to in writing. The final Purchase Price will be calculated effective as of December 31, 1996, in accord with the Closing Financial Statements. If the final Purchase Price is greater than the estimated Purchase Price shown in
Section 1.3(b), Buyer will pay to Seller, as an adjustment to the Purchase Price, an amount equal to such increase. If the final Purchase Price is less than the estimated Purchase Price shown in Section 1.3(b),

 Seller will pay to Buyer, as an adjustment to the Purchase Price, an amount equal to such decrease.

          (e) As used in this Agreement, the term "Net Book Value" will mean the net book value of Seller determined in accordance with GAAP consistently applied, but with respect to liabilities of Seller, such calculation of Net Book Value will include only the liabilities listed on Exhibit B of the Investor's Representations, Contribution Agreement and Subscription Agreement.

          (f) All payments made pursuant to Section 1.3(d), will be made in immediately available funds within ten (10) calendar days after delivery of the Closing Financial Statements and shall be paid to such account as the receiving party shall specify at least two (2) business days prior to the making of such payment.

          (g) Subject to Section 1.3(h), the Closing Financial Statements delivered by Seller to Buyer shall be deemed to be final, binding and conclusive on the parties hereto.

          (h) Seller may dispute any amounts reflected on the Closing Financial Statements on any reasonable basis, including, but not limited to, a claim that such amounts were not arrived at in accordance with the same United States generally accepted accounting principles applied on a consistent basis as were applied in the preparation of the Financial Statements with only such deviations from such generally accepted accounting principles and/or their consistent application as are referred to in the notes to the Financial Statements. Within ten (10) days after Seller's receipt of the Closing Financial Statements, Seller shall notify Buyer in writing of each disputed item and the amount Seller believes is the correct amount of each such disputed item, calculated using the same United States generally accepted accounting principles applied on a consistent basis as were applied in the preparation of the Financial Statements with only such deviations from such generally accepted accounting principles and/or their consistent application as are referred to in the notes to the Financial Statements. Seller also shall furnish Buyer at such time with a detailed, written explanation of the methodology used by Seller to determine such amount. In the event of such dispute, Buyer and Seller shall attempt to reconcile their differences and any resolution by them as to any disputed amounts shall be final, binding and conclusive on the parties. Any amounts which are not in dispute will be paid by the appropriate party in the manner set forth herein.

               If Buyer and Seller are unable to reach a resolution with such effect within fifteen (15) days of Buyer's written notice of dispute to Seller, then Buyer and Seller shall submit the items remaining in dispute to the firm of Arthur Andersen, or if such firm has been retained by Buyer or Seller or any of their respective Affiliates (as defined in the Limited Liability Company Agreement of General Photonics, LLC) at the time of such submission, to an independent accounting firm of national reputation mutually appointed by Buyer and Seller (the "Independent Accounting Firm"), which shall, within twenty (20) days after submission, determine whether (A) the disputed amount as reflected on the Closing Financial Statements was, in fact, arrived at in accordance with the same United States generally accepted accounting principles applied on a consistent basis as were applied in the preparation of the Financial Statements with only such deviations from such generally accepted accounting principles and/or their consistent application as are referred to in the notes to the Financial Statements, in which case such determination will be final, binding and conclusive on the parties, or (B) such disputed amount was not arrived at in accordance with such generally accepted accounting principles, in which case the amount of such disputed item as determined by Seller pursuant to this Section will be final, binding and conclusive on the parties. The Independent Accounting Firm shall have no discretion to re-calculate the disputed amount using its own methodology, but shall determine only whether the amount as reflected on the Closing Financial Statements or the amount as calculated by Seller is correct using the same United States generally accepted accounting principles applied on a consistent basis as were applied in the preparation of the Financial Statements with only such deviations from such generally accepted accounting principles and/or their consistent application as are referred to in the notes to the Financial Statements. The fees and disbursements of the Independent Accounting Firm and of the prevailing party shall be paid by the party against whom the Independent Accounting Firm ultimately rules.

          (i) Any payment required to be made pursuant to Section 1.3(h) shall include interest from the Audit Date through the date of payment equal to the rate of interest per annum charged by PNC Bank, N.A., Wilmington, Delaware as its prime lending rate.

     1.4  ALLOCATION OF PURCHASE PRICE. The purchase price paid pursuant to
Section 1.3 hereof shall be allocated among the Assets as mutually agreed by the parties and set forth on the attached EXHIBIT A.

     1.5  CLOSING DELIVERIES.

          (a) Contemporaneously with the execution of this Agreement, Seller will execute and deliver the following:

               (i) a bill of sale for the tangible personal property included in the Assets, in the form of the attached EXHIBIT B;

               (ii) possession of the Assets, free and clear of all liens, encumbrances, interests or claims of any nature whatsoever;

               (iii) resolutions, certified by the Secretary of Seller, of the Board of Directors and the stockholders of Seller authorizing and approving the execution, delivery and performance of this Agreement and each other agreement and instrument executed in connection herewith to which Seller is a party, including, without limitation, the Investor's Representations, Contribution Agreement and Subscription Agreement relating to General Photonics, LLC, the Limited Liability Company Agreement of General Photonics, LLC and each of the Related Agreements (as such term is defined in such Limited Liability Company Agreement);

               (iv) duly executed originals of the Investor's Representations, Contribution Agreement and Subscription Agreement relating to General Photonics, LLC, the Limited Liability Company Agreement of General Photonics, LLC and each of the Related Agreements (as such term is defined in such Limited Liability Company Agreement);

               (v) the opinion of Hackmyer & Nordlicht, counsel to Seller, dated as of the date of the Closing, in form and substance reasonably satisfactory to Buyer; and

               (vi) all previously undelivered documents, instruments and writings required to be delivered by Seller under this Agreement or reasonably requested by Buyer or its legal counsel in connection herewith.

          (b) Contemporaneously with the execution of this Agreement, Buyer will execute and deliver the following:

               (i) immediately available funds in the amount of the estimated Purchase Price set forth in Section 1.3(b);

               (ii) resolutions, certified by the Secretary of Buyer, of the Board of Directors of Buyer authorizing and approving the execution, delivery and performance of this Agreement and each other agreement and instrument executed in connection herewith to which Buyer is a party, including, without limitation, the Investor's Representations and Subscription Agreement relating to General Photonics, LLC, the Investor's Contribution Agreement relating to General Photonics, LLC, the Limited Liability Company Agreement of General Photonics, LLC and each of the Related Agreements (as such term is defined in such Limited Liability Company Agreement);

               (iii) duly executed originals of the Investor's Representations and Subscription Agreement relating to General Photonics, LLC, the Investor's Contribution Agreement relating to General Photonics, LLC, the Limited Liability Company Agreement of General Photonics, LLC and each of the Related Agreements (as such term is defined in such Limited Liability Company Agreement);

               (iv) the opinion of Robert J. Siverd, general counsel for Buyer, dated as of the date of the Closing, in form and substance reasonably satisfactory to Seller; and

               (v) all previously undelivered documents, instruments and writings required to be delivered by Buyer under this Agreement or reasonably requested by Seller or its legal counsel in connection herewith.

                                   ARTICLE 11
                                   ----------
              REPRESENTATIONS AND WARRANTIES OF SELLER AND SPECTRAN
              -----------------------------------------------------

     Seller and SpecTran, jointly and severally, hereby represent and warrant to Buyer as follows (except that SpecTran makes no representations or warranties regarding the matters addressed in Sections 2.10 (Compliance with Law), 2.11 (Licenses), 2.12 (Taxes), 2.14 (Conduct of Operations), 2.15 (Undisclosed Liabilities) and 2.18 (Environmental Matters)):

     2.1  ORGANIZATION.

     (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly licensed and qualified to do business in all jurisdictions in which the conduct of its business or the ownership or leasing of its assets requires it to be licensed or qualified to do business. Schedule 2.1 contains a list of all jurisdictions where Seller is qualified to do business and all licenses or other authorizations held by Seller.

     (b) Each of SpecTran and its Affiliates that is a party to any Operative Agreement (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     2.2 AUTHORITY. Each of Seller, SpecTran and their Affiliates that is a party to any Operative Agreement has the corporate power and authority to enter into and perform this Agreement, the Investor's Representations, Contribution Agreement and Subscription Agreement relating to General Photonics, LLC, the Limited Liability Company Agreement of General Photonics, LLC and each of the Related Agreements (as such term is defined in such Limited Liability Company Agreement) (collectively, the "Operative Agreements") to which it is a party and to consummate the transactions contemplated hereby or thereby. The execution, delivery and performance of this Agreement and the other Operative Agreements and the transactions contemplated hereby and thereby have been duly and effectively authorized by all necessary action of Seller and SpecTran and any applicable Affiliate thereof. Each of the Operative Agreements to which Seller or SpecTran or any applicable Affiliate is a party is a valid and binding obligation of Seller and/or SpecTran and/or such Affiliate, as applicable, enforceable against Seller and/or SpecTran and/or such Affiliate in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and subject to judicial discretion in the enforcement of equitable remedies.

     2.3 TITLE TO ASSETS AND CONDITION. Seller owns outright and has good and valid title to the Assets. The Assets are not subject to any claims, liens, mortgages, charges or other encumbrances of any kind, except for the following ("Permitted Liens"): (a) liens for taxes, assessments, governmental charges and liens not yet due and payable; (b) liens imposed by any federal, state or local statute, rule, ordinance, regulation, rule, code, order or requirement, such as materialmen's, mechanics, carriers, workmen's and repairmen's liens and other similar liens arising by operation of law, which will not have a material adverse effect on the Assets taken as a whole; and (c) liens upon any equipment purchased or leased by Seller which are created directly in connection with such purchase or lease to secure payment of the purchase price or lease obligation, all of which are set forth on Schedule 2.3. Seller is not in violation of any regulation, ordinance, law, order or other requirement relating to any of its property, real or personal, connected with or related to the Assets or the Business which would have a material adverse effect on the Assets or the Business taken as a whole. To Seller's knowledge after due inquiry, there are no changes in any such regulation, ordinance, law, order or other requirement affecting any such property pending or threatened or under consideration, which would prohibit Buyer from continuing the present use of such property or from using such property for the purpose for which it was acquired, or which might curtail the present use of such property.

     2.4 NO VIOLATION; CONSENTS OF THIRD PARTIES. The execution, delivery and performance by Seller of this Agreement and the other Operative Agreements by and among Seller, SpecTran (or any Affiliate of SpecTran that is a party to any Operative Agreement) and other parties, and the consummation of the transactions contemplated hereby and thereby, do not and will not (a) violate or conflict with the certificate of incorporation or by-laws of Seller or SpecTran or such Affiliate; (b) subject to receipt of the consents and approvals referred to in
Schedule 2.4, conflict with, result in the breach or termination of, or constitute a default or make effective a right of cancellation, acceleration or first refusal under (i) any debt agreement or debt instrument or (ii) any other material lease, agreement, contract, commitment or other instrument to which Seller or SpecTran or such Affiliate is a party or by which the Assets are bound; (c) constitute a violation of any law, statute, regulation, ordinance, order or regulation applicable to Seller or the Assets or any of their respective properties; or (d) result in the creation of any lien, encumbrance or security interest upon any property of Seller, other than Permitted Liens. No consent, approval or authorization of, or designation, declaration or filing with, any governmental agency or body is required on the part of Seller or SpecTran (or its Affiliates) in connection with the execution, delivery and performance of this Agreement and the other Operative Agreements to which it is a party, except for (a) transfer and other tax forms, if any, required in connection with the transfer of the Assets and (b) items listed on Schedule 2.4.

     2.5 INVENTORY. Except to the extent indicated on Schedule 2.5, all inventory included in the Assets consists of raw materials, work in process, or finished goods, merchantable and suitable for filling current orders, and such items are not obsolete, are of a quality and quantity usable and salable in the ordinary course of business, and any inventory reserves or write-downs in the Financial Statements are in accordance with GAAP.

     2.6 ACCOUNTS RECEIVABLE. All accounts receivable included in the Assets arise out of arm's-length sales made in the ordinary course of the Business and not out of any sales to a person, firm, or corporation which is an employee or Affiliate of Seller or SpecTran (except for receivables arising out of sales to SpecTran Specialty Optics Company), or controlled by an employee or Affiliate of Seller or SpecTran. All such accounts receivable are validly owing, are not in dispute, are not subject to any setoff, allowance or right of return, and are fully collectible in the ordinary course of business. The goods giving rise to such accounts receivable have been shipped and delivered to the account debtor, and to Seller's knowledge, accepted by the account debtor.

     2.7 FINANCIAL STATEMENTS. The unaudited balance sheet of Seller as of December 31, 1995, and the related statements of income and retained earnings, and statements of cash flow for the year then ended, as provided to Buyer, copies of which financial statements are attached hereto as Schedule 2.7 and made a part hereof (collectively, the "Financial Statements"), are true, correct and complete in all respects and fairly present in all material respects the financial position of Seller as of such date and the results of its operations and cash flows and changes in financial position for the period then ended, and have been prepared in conformity with GAAP applied on a consistent basis. Since December 31, 1995, there have been no material adverse changes in the financial condition of Seller or the Assets and Seller has not had any increase in liabilities since such date other than customary commercial payables arising in the ordinary course of business.

     2.8 ASSETS NECESSARY TO THE BUSINESS. The Assets constitute a portion of the assets used in connection with the Business. The Assets, together with the assets contributed, or to be contributed, to General Photonics, LLC by Seller constitute all of the assets used to carry on the Business as presently conducted.

     2.9 LITIGATION. There is no litigation, proceeding, government investigation or claim pending or, to Seller's knowledge, threatened against Seller or SpecTran or relating to the Assets or the Business; nor does Seller or SpecTran know of any basis for any such litigation, proceeding, government investigation or claim.

     2.10 COMPLIANCE WITH LAW. Since December 31,1995, Seller has conducted, and is now conducting, its operations in compliance in all material respects with all applicable laws, rules regulations and court or administrative orders and processes

(including, without limitation, any that relate to health and safety, environmental protection and pollution control, sale and distribution of products and services, anti-competitive practices, ERISA, employee benefits, anti-discrimination, equal opportunity and fair employment practices (including the Americans with Disabilities Act) and improper payments). Seller has not violated any statute, order, rule, or regulation which would prevent the consummation of the transactions contemplated herein.

     2.11 LICENSES. Attached hereto as Schedule 2.11 is a true and complete list and brief description of all licenses, permits, franchises, authorizations and approvals (collectively, "Licenses") issued or granted to, or held by Seller. All such Licenses are valid and in full force and effect, and no proceedings or actions with respect to the suspension, cancellation or any other aspect of any of them is pending or, to Seller's knowledge, threatened, and Seller does not know of any basis therefor. The Licenses are all of the licenses, permits, franchises, authorizations and approvals necessary in connection with the operation of the Business as it is presently conducted. Neither Seller nor any third party has any obligation to pay or right to receive any royalty or other payment with respect to any of the Licenses.

     2.12 TAXES.

          (a) Seller has filed all Tax Returns that it is or was required to file before the Closing. The Affiliated Group has filed all income Tax returns that it is or was required to file before the Closing. All such Tax Returns were true, complete and correct in all respects. All Taxes due and payable by Seller and the Affiliated Group (whether or not shown on any Tax Return) prior to the Closing have been paid in full and there are no tax audits pending with respect thereto and no notice of any deficiencies are outstanding or have been removed with respect to any Taxes. No claim has been made and there are no pending audits or investigations by any authority in a jurisdiction where Seller or any other member of the Affiliated Group does not file Tax Returns that Seller or such other member of an Affiliated Group is or may be subject to taxation by an authority in that jurisdiction. The Financial Statements of Seller provided adequate accruats for all warrants and reasonably anticipated taxes, interests and penalties all pending prior to the date of the Closing. There are no tax liens on any of the properties or assets of Seller, including the Assets, except for Permitted Liens.

          (b) Seller has withheld and properly paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party.

          (c) There is no dispute or claim concerning any liability of Seller or any other member of the Affiliated Group for any Taxes that has been claimed or addressed by any authority of any jurisdiction.

                                       10-

          (d) Seller is not a party to a tax allocation or tax sharing agreement other than any such agreement that has been or will be terminated prior to the date of the Closing and that will have no effect after such termination for any taxable year (whether the current year, a future year or a past year).

          (e) Seller has never been a member of any group of corporations for which a consolidated, combined, unitary or other group Tax Return may be filed other than the group of corporations of which Seller is a current member.

          (f)  Seller does not have any liability for the Taxes of any Person
(i) under any statute or regulation regarding consolidated, combined, unitary or other group tax returns, (ii) as a transferee or successor, (iii) by contract or
(iv) otherwise.

          (g)  As used in this Section:

          "Affiliated Group" means the group of corporations or other entities which includes Seller or SpecTran and for which a consolidated, combined, unitary or other group Tax Return is filed.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

          "Tax" means any tax, fee or other charge imposed by any government or other authority of any jurisdiction, together with any and all fines, penalties, additions to tax and/or interest calculated by reference thereto.

          "Tax Return" means any return, declaration, report, claim for refund or information return or statement relating to any Tax, including any schedule or attachment thereto, and including any amendment thereof.

     2.13 ACCURACY OF INFORMATION. Neither this Agreement, the Financial Statements, the Schedules, the Exhibits, the Operative Agreements, nor any certificate or document furnished or to be furnished to Buyer by or on behalf of Seller or SpecTran pursuant to or in connection with the transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. Seller has delivered to Buyer true, correct and complete copies of all documents, including all amendments, supplements or modifications thereof or waivers currently in effect thereunder, described herein or in any Schedule or Exhibit hereto or in any Operative Agreement.

     2.14 CONDUCT OF OPERATIONS.


                                       11-

          (a) Since December 31, 1995, Seller has used commercially reasonable efforts to preserve the Business intact, has operated the Business in the ordinary course, and there have been no changes to the Business or operations since that date, that has had or would have a material adverse effect on the Business, the Assets, properties, operations or liabilities of Seller or any of Seller's relationships with its employees or third parties (including, without limitation, customers and suppliers).

          (b)  From September 30, 1996 to the date of the Closing:

               (i) Seller has used its best efforts to preserve the Business intact, has operated the Business in the ordinary course, and there have been no changes to the Business or operations, that has had or would have a material adverse effect on the Business, the Assets, properties, operations or liabilities of Seller or any of Seller's relationships with its employees or third parties (including, without limitation, customers and suppliers);

               (ii) except as set forth in Schedule 2.14, there has not been any outstanding commitment by Seller to make or commit to make any capital expenditure, addition or improvement relating to the Assets or the Business; and

               (iii) there has not been any declaration or payment by Seller of any dividend or other distribution to the stockholders of Seller.

     2.15 UNDISCLOSED LIABILITIES. Seller does not have any liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, except for (i) liabilities set forth on the face of Seller's balance sheet included in the Financial Statements (rather than in any notes thereto) and (ii) liabilities which have arisen since December 31, 1995, in the ordinary course of business consistent with past custom and practice, none of which arises out of or relates to any breach of contract, breach of warranty, tort, infringement or violation of law.

     2.16 BROKERS, FINDERS, ETC. Neither Seller nor SpecTran has employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated hereby or by any of the other Operative Agreements.

     2.17 COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS AND REGULATIONS. Seller and SpecTran have complied with all applicable legal requirements and governmental regulations which are required to be complied with by Seller or SpecTran in order to consummate the transactions contemplated hereby and by the other Operative Agreements.

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


     2.18 ENVIRONMENTAL MATTERS. Seller has not received any claim, notice, order, directive, or information request from the United States Environmental Protection Agency, any state environmental protection agency or from any other agency or branch of local, state or federal government (each, an "Environmental Agency"), or any claim or notice from any private corporation or person alleging any violation of any federal or state environmental law, ordinance, regulation or order applicable to Seller, the Business or its operations ("Environmental Laws") since May 23, 1995 (collectively, "Environmental Claims"). To Seller's actual knowledge, all Environmental Claims received by Seller during the time period from, and including, September 1, 1986 to, and including, May 23, 1995 are set forth in Schedule 2.18. No investigation, administrative order, consent order, and agreement, litigation or settlement with respect to any hazardous substances (as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. [Section]9601 ET SEQ.) exists or, to Seller's knowledge, is threatened with respect to Seller, the Business or its operations. All environmental facility, operating and other permits, registrations and authorizations ("Environmental Permits") required by any Environmental Agency for Seller, the Business or its operations have been obtained and are in effect. Seller has complied in all material respects with and is not in default under any Environmental Laws. Except as set forth in
Schedule 2.18, neither the Assets nor any other assets of Seller have been contaminated by hazardous waste (as defined by the Resource Conservation and Recovery Act, 42 U.S.C. [Section]6901 ET SEQ.) or been used for solid or hazardous waste storage or disposal.

                                 ARTICLE III
                                 -----------
                   REPRESENTATIONS AND WARRANTIES OF BUYER
                   ---------------------------------------

     Buyer and GCC hereby represent and warrant to Seller and SpecTran as follows:

     3.1 ORGANIZATION. Each of Buyer and GCC is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to execute and perform this Agreement, and is duly licensed and qualified to do business in all jurisdictions in which the conduct of its business or the ownership or leasing of its assets requires it to be licensed or qualified to do business.

     3.2 AUTHORITY. Each of Buyer and GCC has the corporate power and authority to enter into and perform this Agreement and the other Operative Agreements to which it is a party and to consummate the transactions contemplated hereby or thereby. The execution, delivery and performance of this Agreement and the other Operative Agreements and the transactions contemplated hereby and thereby have been duly and effectively authorized by all necessary corporate action of Buyer and GCC. Each of the Operative Agreements to which Buyer or GCC is a party is a valid and binding obligation of Buyer and/or GCC, as applicable, enforceable against Buyer and/or GCC in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and subject to judicial discretion in the enforcement of equitable remedies.

     3.3 BROKERS, FINDERS, ETC. Neither Buyer nor GCC have employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated hereby or by any of the other Operative Agreements.

     3.4 NO VIOLATION; CONSENTS OF THIRD PARTIES. The execution, delivery and performance of this Agreement and the other Operative Agreement to which Buyer or GCC is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (a) violate or conflict with the certificate of incorporation or by-laws of Buyer or GCC; (b) conflict with, result in the breach or termination of, or constitute a default or make effective a right of cancellation, acceleration or first refusal under (i) any debt agreement or debt instrument or (ii) any other material lease, agreement, contract, commitment or other instrument to which Buyer or GCC is a party or by which any of its properties is bound; (c) constitute a violation in any material respect of any law, statute, ordinance, order or regulation applicable to Buyer or any of its properties; or (d) result in the creation of any lien, encumbrance or security interest upon any property of Buyer. No consent, approval or authorization of, or designation, declaration or filing with, any governmental agency or body is required on the part of Buyer or GCC in connection with the execution, delivery and performance of this Agreement and the other Operative Agreements to which it is a party.

     3.5 LITIGATION. There is no litigation, proceeding, government investigation or claim pending, or, to Buyer's knowledge, threatened against Buyer or GCC relating to this Agreement, the other Operative Agreements to which Buyer or GCC is a party, or the transactions contemplated hereby or thereby; nor does Buyer or GCC know of any basis for any such litigation, proceeding, government investigation or claim.

     3.6 COMPLIANCE WITH LAW. Buyer has not violated any statute, order, rule or regulation which would prevent the consummation of the transactions contemplated herein.

     3.7 COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS AND REGULATIONS. Buyer and GCC have complied with all applicable legal requirements and governmental regulations which are required to be complied with by Buyer or GCC in order to consummate the transactions contemplated hereby and by the other Operative Agreements.

                                       14-

     3.8 ACCURACY OF INFORMATION. Neither this Agreement, the Operative Agreements, nor any certificate or document furnished or to be furnished to Seller by or on behalf of Buyer or GCC pursuant to or in connection with the transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. Buyer has delivered to Seller true, correct and complete copies of all documents, including all amendments, supplements or modifications thereof or waivers currently in effect thereunder, described herein or in any Operative Agreement.

                                   ARTICLE IV
                                   ----------
                      RECORDS RETENTION; FURTHER ASSURANCES
                      -------------------------------------

     4.1 RECORDS RETENTION. After the Closing, Seller or General Photonics, LLC will maintain all books, records, files and other documents relating to the Assets and the Business in the same manner as heretofore done and in any event in a safe and secure location consistent with prudent business practices. Seller will permit Buyer and its representatives access to all such materials at all reasonable times upon reasonable prior notice. Prior to any destruction of or material modification to any such materials, Seller will notify Buyer thereof and furnish Buyer a reasonable opportunity, at Buyer's sole option, to remove such materials from Seller's possession and control and thereafter Buyer shall maintain such materials at its sole expense.

     4.2 FURTHER ASSURANCES. After the date hereof, Seller and SpecTran will, at Buyer's request, from time to time and without further consideration, execute and deliver or cause to be executed and delivered to Buyer such other instruments of sale, transfer, conveyance, assignment and confirmation, and to take such other action as Buyer may reasonably request so as to fully, effectively and completely sell, assign, transfer to and vest in Buyer title to and possession of the Assets.

                                    ARTICLE V
                                    ---------
                                    SURVIVAL
                                    --------

     All representations, warranties and covenants of Seller, SpecTran, Buyer and GCC made in this Agreement or as provided herein shall survive the Closing and any investigation made by Buyer, GCC, Seller or SpecTran, or their respective representatives, and shall not expire. Notwithstanding anything to the contrary contained herein, the indemnification obligations of SpecTran (but not Seller) and GCC under Article Vl hereof shall expire five (5) years after the date of the Closing.

                                   ARTICLE VI
                                   ----------

                                 INDEMNIFICATION
                                 ---------------

     6.1  Indemnification.
          ---------------

          (a) Each of Seller and SpecTran agrees to defend, indemnify and hold harmless Buyer and each of its shareholders, directors, officers, employees and agents, and each of their successors and assigns (each, a "Buyer Indemnitee") from and against, and to pay directly, or reimburse the applicable Buyer Indemnitee(s) with respect to, all claims, suits, actions and proceedings (formal and informal), and related judgments, deficiencies, damages, settlements, taxes, liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), losses, costs, fees and expenses (including, without limitation, reasonable attorneys' fees and disbursements) (collectively, "Losses") asserted by any person or entity (including any other party hereto or any third party) against any Buyer lndemnitee or incurred or suffered by any Buyer Indemnitee, which arise out of, result from or relate to:

               (i) any breach of any representation or warranty by Seller or SpecTran, except that SpecTran shall have no liability whatsoever for any breach of Sections 2.10, 2.11, 2.12, 2.14, 2.15 and 2.18;

               (ii) any failure by Seller to perform any agreement or covenant, or to make any payment, required by this Agreement;

               (iii) any and all Losses arising out of or resulting from the ownership of the Assets or the operation of the Business or any predecessor of the Business (including without limitation, the manufacture of products, regardless of whether sold before or after the Closing, the provision of services and giving of warranties and warnings by Seller or Seller's predecessors) on or before the Closing; or

               (iv) without duplication of any indemnification provided above, any and all liabilities not assumed by Buyer under Section 1.2.

          Buyer is not required to commence litigation or take any other action against any third party prior to making a claim against Seller or SpecTran hereunder. Notwithstanding anything to the contrary contained herein, in no event will SpecTran have any indemnification obligations hereunder with respect to item (iii) or (iv) of this Section 6.1(a) and Buyer will seek to enforce such indemnification obligations only against Seller.

          (b) Each of Buyer and GCC agrees to defend, indemnify and hold harmless Seller and each of its shareholders, directors, officers, employees and agents, and each of their successors and assigns (each, a "Seller Indemnitee") from and against, and to pay directly, or reimburse the applicable Seller Indemnitee(s) with respect to, all claims, suits, actions and proceedings (formal and informal), and related judgments, deficiencies, damages, settlements, taxes, liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), losses, costs, fees and expenses (including, without limitation, reasonable attorneys' fees and disbursements) (collectively, "Losses") asserted by any person or entity (including any other party hereto or any third party) against any Seller Indemnitee or incurred or suffered by any Seller Indemnitee, which arise out of, result from or relate to:

               (i) any breach of any representation or warranty by Buyer or GCC contained in this Agreement; or

               (ii) any failure by Buyer to perform any agreement or covenant, or to make any payment required by this Agreement.

          Seller is not required to commence litigation or take any other action against any third party prior to making a claim against Buyer or GCC hereunder.

     6.2  INDEMNIFICATION PROCEDURE.

          (a) The Buyer Indemnitee or Seller Indemnitee, as applicable, shall give prompt (I.E., within twenty (20) days) written notice (a "Claim Notice") to Seller, SpecTran, Buyer or GCC, as the case may be (the "Indemnitor"), of the following (but any failure to give a Claim Notice will not relieve the Indemnitor of any obligations hereunder except to the extent the Indemnitor can demonstrate it is prejudiced by such failure):

               (i) the claim by such Buyer Indemnitee or Seller Indemnitee of any Losses under Section 6.1;

               (ii) receipt by such Buyer Indemnitee or Seller Indemnitee of any demand, claim or notice of any circumstances that might give rise to Losses under Section 6.1; and

               (iii) receipt by such Buyer Indemnitee or Seller Indemnitee of notice of the commencement of any action, proceeding or investigation (an "Action") that might result in Losses under Section 6.1.

          (b) If a Claim Notice is based on an Action, the Indemnitor (upon written notice to the Buyer Indemnitee or Seller Indemnitee, as applicable, within fifteen (15) days after the date of the Claim Notice (a "Defense Notice")) shall have the right to elect, exercising reasonable judgment, to defend or compromise such Action at its own expense. Until receipt of a Defense Notice, the Indemnitee may take at the expense of the Indemnitor any action it reasonably believes necessary to preserve its rights with respect to such Action. The Indemnitor may not settle any Action without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed.

          If a Claim Notice is not based on an Action, the lndemnitor shall give notice to the Indemnitee within thirty (30) days whether it will indemnify or assume responsibility for such a Loss.

          (c) If the Indemnitor fails to issue a Defense Notice or otherwise fails to defend any Action or claim, the Indemnitee shall have the right, but not the obligation, to undertake the defense of and to compromise or settle (exercising reasonable judgment), the Action or claim on behalf, for the account and at the risk, of the lndemnitor.

          (d) In all cases, the Indemnitor shall keep the other party informed regarding any claim or proceeding it is defending on a timely basis. Each party shall. cooperate reasonably with the other party in the investigation and analysis of such claim or proceeding, and afford the other party reasonable access to such relevant information as it may have in its possession and to its personnel at its own expense.

     6.3  LIMITATIONS.

          (a) The amount of any Losses for which indemnification is provided under this Article VI shall be net of any amounts actually recovered by the Indemnitee with respect thereto under insurance policies; PROVIDED THAT no Indemnitee shall have any obligation to seek recovery of any such amounts under any insurance policies, and PROVIDED FURTHER that no indemnification payments otherwise due under this Article Vl shall be delayed or offset in anticipation of the receipt by an Indemnitee of any insurance proceeds. If an Indemnitee receives any insurance payments with respect to Losses for which indemnification payments have previously been made, such indemnitee shall promptly pay such insurance proceeds to the Indemnitor.

          (b) Notwithstanding anything in this Agreement to the contrary, (i) none of SpecTran, Buyer or GCC shall have liability for any Losses for which indemnification is provided hereunder until the total of all such Losses exceeds $75,000 (but after the total of all such Losses exceeds $75,000, the applicable Indemnitor shall be liable for the full amount of such Losses), and (ii) the total indemnification obligations of SpecTran, on the one hand, and Buyer and GCC, collectively on the other hand, for any and all Losses asserted under this
Article Vl shall in no event exceed the Purchase Price.

          (c) In no event will any Indemnitor (other than Seller) be liable for any incidental, consequential, or special damages (including but not limited to damages for lost profits) incurred by a Buyer Indemnitee or a Seller Indemnitee, as the case may be, except to the extent that such damages are actually determined or awarded to a third party and required to be paid by the Buyer Indemnitee or Seller Indemnitee.

     6.4 REMEDIES CUMULATIVE. The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

                                   ARTICLE VII
                                   -----------
                        CONDITIONS TO BUYER'S OBLIGATIONS
                        ---------------------------------

     Buyer's obligation to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or before the Closing Date, of the following conditions, any of which may be waived in whole or in part by Buyer in a writing delivered to Seller prior to the Closing:

     7.1 AUTHORITY. All actions required to be taken by Seller and its stockholders to authorize the execution, delivery and performance of this Agreement and the other Operative Agreements and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Board of Directors and stockholders of Seller, and Buyer shall have received evidence of such actions, which evidence shall be satisfactory to Buyer and its counsel.

     7.2 CONSENTS. All notices to, permits, authorizations, approvals, consents and waivers from any governmental agencies and all third party consents required in order to consummate the transactions contemplated hereby shall have been received, made or obtained, and Buyer shall have received evidence of such consents, which evidence shall be satisfactory to Buyer and its counsel.

     7.3 OPINION OF COUNSEL. Buyer shall have received the opinion of Hackmyer & Nordlicht, counsel for Seller, dated as of the Closing Date, in form reasonably satisfactory to Buyer.

     7.4 RELEASE OF LIENS. Seller shall have caused all liens, pledges, encumbrances, charges and claims (legal or equitable) on all the Assets to have been discharged or terminated, except for the Permitted Liens.

     7.5 NO LEGAL PROHIBITION. No action, suit, investigation or other proceeding shall have been instituted or threatened, and not thereafter terminated, before any court, by any government or governmental agency or instrumentality, or by any non-affiliated third party, either (A) to restrain, prohibit or invalidate the transactions contemplated by this Agreement, (B) to impose any restrictions, limitations or conditions with respect to such transactions or with respect to Buyer's ownership of the assets to be acquired pursuant to this Agreement, or (C) to obtain damages or other relief in connection with such transactions.

     7.6 ABSENCE OF MATERIAL CHANGES. There shall not have occurred any material adverse change in Seller's business, financial condition, assets, properties or operations since December 31, 1995.

                                  ARTICLE VIII
                                  ------------
                       CONDITIONS TO SELLER'S OBLIGATIONS
                       ----------------------------------

     Seller's obligation to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or before the Closing Date, of the following conditions, any of which may be waived in whole or in part by Seller in a writing delivered to Buyer prior to the Closing:

     8.1 AUTHORITY. All actions required to be taken by Buyer and its stockholders to authorize the execution, delivery and performance of this Agreement and the other Operative Agreements and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Board of Directors and stockholders of Buyer, and Seller shall have received evidence of such actions, which evidence shall be satisfactory to Seller and its counsel.

     8.2 NO LEGAL PROHIBITION. No action, suit, investigation or other proceeding shall have been instituted or threatened, and not thereafter terminated, before any court, by any government or governmental agency or instrumentality, or by any non-affiliated third party, either (A) to restrain, prohibit or invalidate the transactions contemplated by this Agreement, (B) to impose any restrictions, limitations or conditions with respect to such transactions or with respect to Seller's sale of the assets to be sold pursuant to this Agreement, or (C) to obtain damages or other relief in connection with such transactions.

     8.3 OPINION OF COUNSEL. Seller shall have received the opinion of Robert J. Siverd, general counsel for Buyer, dated as of the Closing Date, in form reasonably satisfactory to Seller.

                                   ARTICLE IX
                                   ----------
                                  MISCELLANEOUS
                                  -------------

     9.1 EXPENSES. Each of the parties shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation all legal and accounting fees (other than the accounting fees with respect to the audit required under Section 1.3(d) hereof, which fees Buyer and Seller will share equally). None of Seller's costs and expenses shall be paid out of the Assets or otherwise be paid or borne, directly or indirectly, by Buyer.

     9.2 LIABILITY FOR SALES OR TRANSFER TAXES. Any sales or transfer taxes (excluding income taxes) payable with respect to the transfer of the Assets to Buyer shall be paid by Buyer.

     9.3 BULK SALES ACT. The parties hereby waive compliance with the bulk sales act or comparable statutory provisions of each applicable jurisdiction. Each party shall indemnify the other and its officers, directors, employees and agents in respect of, and hold such other party harmless from and against, any and all losses suffered, occurred or sustained by such party, resulting from, arising out of or relating to the failure to comply with the terms of any such provisions applicable to the transactions contemplated by this Agreement.

     9.4 PUBLICITY. Any news releases, press announcements and other publicity concerning this Agreement, the Operative Agreements or any transaction contemplated herein or therein shall be subject to the prior joint approval of Buyer and Seller, unless compelled by applicable law or stock exchange regulations, in which event prior notice of any such disclosure shall be given to the other party. Nothing contained in this Section 9.4 is intended or will be construed to limit the scope or effectiveness of the confidentiality agreement between SpecTran and GCC dated October 16, 1995.

     9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws.

     9.6 ASSIGNMENT. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of Buyer and Seller. Except with respect to a permitted transferee under the Limited Liability Company Agreement of General Photonics, LLC, this Agreement shall not be assigned by Seller without the prior written consent of Buyer or by Buyer without the prior written consent of Seller.

     9.7 ENTIRE AGREEMENT. This Agreement, together with the schedules and exhibits attached hereto and the documents referred to herein, constitutes the entire agreement and understanding among the parties and supersedes any prior written or oral understandings between them respecting the subject matter of this Agreement. This Agreement may be amended or modified only in a writing signed by Buyer and Seller that specifically refers to this Agreement.

     9.8 NOTICES. All notices, requests, instructions and other documents to be given herein shall be deemed duly given if in writing and sent by registered or certified mail:

    If to Seller:      Applied Photonic Devices, Inc.
                       50 Tiffany Street
                       Brooklyn, Connecticut 06259
                       Attn: Crawford L. Cutts
                       Facsimile: (860) 774-1227

    With a Copy to:    Ira S. Nordlicht, Esq.
                       Hackmyer & Nordlicht
                       645 Fifth Avenue
                       New York, New York 10022
                       Facsimile: (212) 421-0499

    If to SpecTran :   SpecTran Corporation
                       SpecTran Industrial Park
                       50 Hall Road
                       Sturbridge, Massachusetts 01566
                       Attn: President
                       Facsimile: (508) 347-8626

    With a Copy to:    Ira S. Nordlicht, Esq.
                       Hackmyer & Nordlicht
                       645 Fifth Avenue
                       New York, New York 10022
                       Facsimile: (212) 421-0499

    If to Buyer:       General Cable Industries, Inc.
                       4 Tesseneer Drive
                       Highland Heights, Kentucky 41076
                       Attn: Kenneth McAllister
                       Facsimile: (606) 572-8444

    If to GCC:         General Cable Corporation
                       4 Tesseneer Drive
                       Highland Heights, Kentucky 41076
                       Attn: President
                       Facsimile: (606) 572-8444

Any of the parties may change its address for purposes of notice hereunder in accordance with this Section 9.8.

    9.9 PARTIAL INVALIDITY. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any of the remaining terms or provisions hereof.

     9.10 CAPTIONS. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

     9.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original and all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed as of the day and year first above written.

SELLER:                                      BUYER:

APPLIED PHOTONIC DEVICES, INC.               GENERAL, CABLE INDUSTRIES, INC.


By:/s/ Glenn E. Moore                        By:/s/ Robert J. Siverd
   ---------------------------                  ----------------------------
Print Name: Glenn E. Moore                   Print Name: Robert J. Siverd
           -------------------                          --------------------
Title: C.E.O.                                Title: Executive Vice President
      ------------------------                     -------------------------



SPECTRAN:                                    GCC:

SPECTRAN CORPORATION                         GENERAL CABLE CORPORATION

By:/s/ R. E. Jaeger                          By:/s/ Robert J. Siverd
   ---------------------------                  ----------------------------
Print Name: R. E. Jaeger                     Print Name: Robert J. Siverd
           -------------------                          --------------------
Title:                                       Title: Executive Vice President
      ------------------------                     -------------------------

                                     -24A-

                                    EXHIBIT A

                        ASSET PURCHASE PRICE ALLOCATION *

     DESCRIPTION OF ASSET                            ASSET VALUE
     --------------------                            -----------

Inventory                                            Net Book Value
---------

Accounts Receivable                                  Final Purchase Price less
-------------------                                  Net Book Value of
                                                     Inventory

* Net Book Value and asset valuations in this Exhibit will be determined as of December 31, 1996 in accord with the Closing Financial Statements.

                                   EXHIBIT B
                                  BILL OF SALE

     This BILL OF SALE is executed and delivered pursuant to the Asset Purchase Agreement by and between Applied Photonic Devices, Inc., SpecTran Corporation, General Cable Industries, Inc. and General Cable Corporation dated as of December 23, 1996 (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given those terms in the Purchase Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, APPLIED PHOTONIC DEVICES, INC., a Delaware corporation ("Grantor"), hereby sells, assigns, transfers, conveys and delivers to GENERAL CABLE INDUSTRIES, INC., a Delaware corporation ("Grantee"), the assets of Grantor relating to the Business (as such term is defined in the Purchase Agreement) described in Section 1.1 of the Purchase Agreement, being all of the Assets (as such term is defined in the Purchase Agreement).

     TO HAVE AND TO HOLD the same unto Grantee, its successors and assigns forever.

     Grantor hereby represents and covenants with Grantee that said property is free and clear of any debts, liens, charges and security interests of any nature whatsoever, other than Permitted Liens, and Grantor hereby reaffirms all of its representations and warranties made with respect to the Assets in the Purchase Agreement.

     IN WITNESS WHEREOF, Grantor has caused this instrument to be duly executed as of December 23, 1996.

                                             GRANTOR:

                                             APPLIED PHOTONIC DEVICES, INC.

                                             By:
                                                -------------------------------
                                             Print Name:
                                                        -----------------------
                                             Title:
                                                   ----------------------------

                                  SPECTRAN-GCC
                                  ------------

Schedules to the Asset Purchase Agreement













Schedules to the Asset Purchase Agreement

                               Schedule 1.3 (b)

               Unaudited Balance Sheet as of November 30, 1996
                                                                  Current
                                                                  This Year
                                                                  Net Value
Fleet Bank Operating                                                      0.00
Fleet Bank Payroll                                                        0.00
First National                                                            0.00
Fleet Bank & First (APO)                                            754,801.49
                                                                  ------------
Total Cash                                                          754,801.49

Trade A/R                                                         2,813,127.41
Allowance Doubtful Accounts                                         (49,058.05)
                                                                  ------------
Total A/R                                                         2,764,069.36

Incoming Inspection                                                       0.00
Raw Materials-Fiber                                                 943,016.00
Raw Materials-Other                                                 413,141.00
Built in Inventory                                                  424,356.00
Raw Material-Obsolescence Res                                             0.00
                                                                  ------------
Total Raw Material                                                1,780,513.00

Work in Process                                                   1,926,023.00

Finished Goods                                                      894,176.44
FGI-Obsolescence Reserve                                            (37,500.00)
                                                                  ------------
Total FGI                                                           856,676.44

Total Inventory                                                   4,563,212.44

Prepaid Insurance                                                         0.00
Prepaid Audit                                                             0.00
Employee Advances                                                         0.00
Misc Non-Trade Receivable                                             4,414.49
Other Current Assets                                                  8,343.96
                                                                  ------------
Total Prepaid/Other Assets                                           12,758.45

Federal Deferred Tax Current                                              0.00
State Deferred Tax-Current                                                0.00
Allowance Deferred Tax Current                                            0.00
                                                                  ------------
     Deferred Tax-Current                                                 0.00

Total Current Assets                                              8,094,841.74


Schedules to Asset Purchase Agreement

                                         Current
                                        This Year
                                        Net Value

Buildings                                    0.00
Building Improvements                   95,211.38
CIP - Building                               0.00
Machinery & Equipment                1,094,655.90
CIP - Machinery & Equipment            140,882.26
Computer Equipment                      99,290.43
Furniture & Fixtures                    42,421.65
Automobiles                             17,808.00
                                    -------------
Total Assets                         1,490,269.62

Accum Depr Buildings                         0.00
Accum Depr Building Improvemen         (30,987.90)
Accum Depr Machinery & Equip          (459,486.94)
Accum Depr Computer Equipment          (13,433.80)
Accum Depr Furniture & Fixture          (7,308.66)
Accum Depr Automobiles                    (890.40)
                                    -------------
Total Accum Depreciation              (512,107.70)

Net Fixed Assets                       978,161.92

I/C SSOC                               (93,726.73)
I/C CFT                             (3,940,575.36)
I/C Corporate                       (1,695,979.24)
                                    -------------
Total I/C & Investments             (5,730,281.33)

Federal Deferred Tax L/T                     0.00
State Deferred Tax L/T                       0.00
Allow Deferred Tax L/T                       0.00
                                    -------------
Total L/T Tax                                0.00

Other Non-Current Assets                11,687.92
                                    -------------
Total Other L/T Assets                  11,687.92

Goodwill                             3,255,165.48
Accum Amortization Goodwill           (325,516.52)
                                    -------------
Goodwill, Net                        2,929,648.96

Total L/T Assets                    (1,810,782.53)

                                                                  Current
                                                                  This Year
                                                                  Net Value
Total Assets                                                      6,284,059.21
                                                                  ============

Trade A/P                                                           242,613.40
Accrued Trade A/P                                                   239,003.05
FICA Taxes Payable                                                        0.01
Federal W/H Tax Payable                                                   0.00
State W/H Tax Payable                                                     0.00
United Way W/H Payable                                                    0.00
401K W/H Payable                                                      4,967.21
BAW W/H Payable                                                           0.00
ESPP W/H Payable                                                        387.50
Other Payroll W/H Payable                                                (0.01)
Outstanding Funded Claims Pay                                             0.00
Sales Tax Payable                                                     1,642.73
Sales A/P                                                                 0.00
                                                                  ------------
Total Accounts Payable                                              485,328.43

Accrued Salaries & Wages                                                124.63
Accrued Bonus                                                        53,660.00
Accrued 401K Contribution                                            18,435.61
Accrued Defined Contribution                                         57,587.57
Accrued Vacation Pay                                                 44,311.41
Accrued Insurance                                                    11,670.00
Accrued Health Insurance                                              3,755.58
Accrued Legal Fees                                                        0.00
Accrued Audit Fees                                                        0.00
Accrued FICA Taxes                                                        0.00
Accrued Unemployment Taxes                                                0.00
Accrued Defined Benefit                                              34,415.02
Accrued Other                                                             0.00
Accrued Health Insurance Term                                        31,938.90
Accrued Commissions                                                       0.00
                                                                  ------------
Accrued Rent Expense                                                      0.00
Total Accrued Liabilities                                           255,898.72

Accrued Fed Tax Payable                                                   0.00
Accrued State Tax Payable                                                 0.00
                                                                  ------------
      Accrued Tax Payable                                                 0.00

Other L/T Liabilities                                                     0.00


                                        Current
                                        This Year
                                        Net Value

Total Liabilities                        741,227.15

Common Stock                                   0.00
Intercompany Investment                4,412,377.74
Paid-In Capital                                0.00
Prior Years Retained Earnings            112,192.49
Current Year Retained Earnings                 0.00
                                       ------------
Total Liabilities & Equity             5,265,797.38
                                       ============

                                  SCHEDULE 2.1

a) JURISDICTION WHERE INVESTOR IS QUALIFIED TO DO BUSINESS

Connecticut

b) SEE SCHEDULE 2.11 IN REGARD TO ALL LICENSES OR OTHER AUTHORIZATIONS HELD BY INVESTOR.












Schedules to the Asset Purchase Agreement

                               SCHEDULE 2.3 LIENS

(a) LIENS FOR TAX ASSESSMENTS, GOVERNMENTAL CHARGES AND LIENS NOT YET DUE AND PAYABLE.

None.

(b) MECHANICS LIENS AND OTHER SIMILAR LIENS ARISING BY OPERATION OF LAW.

None.

(c) LIENS UPON ANY EQUIPMENT PURCHASED OR LEASED BY INVESTOR WHICH ARE CREATED DIRECTLY IN CONNECTION WITH SUCH PURCHASE OR LEASE TO SECURE PAYMENT OF THE PURCHASE PRICE OR LEASE OBLIGATION.

1) Machinery and equipment are subject to a blanket UCC-1 financing statement
(lien) in favor of Fleet Bank of Massachusetts, National Association, 75 State Street, Boston, Massachusetts, which will be released upon the closing of this transaction.

2) Equipment/Bench Top Power Meter, signed 10/22/93 with Copelco
Leasing, customer #2734301, 1-800-247-8133 ext. 4103.

3) Auto/Volvo 1994, signed 5/16/94 with Volvo Auto Finance, customer #326440846-5, 1-800-358-6600.

4) Auto/Dodge Caravan 1994, signed July 29, 1994 with G.E. Capital Lease, #00-3030-28205, 1-800-488-5208.








Schedules to the Asset Purchase Agreement

                       SCHEDULE 2.4 CONSENTS AND APPROVALS

1) Consent for assignment of Permit to Discharge to the Waters of the State of Connecticut pursuant to Connecticut General Statutes Section 22a-430 for APD plant located in Brooklyn, Connecticut and pending Application for a Permit to Discharge to the Waters of the State of Connecticut for APD plant located in Dayville, Connecticut.

     CONSENTS TO THE ASSIGNMENT OF THE FOLLOWING AGREEMENTS ARE REQUIRED FROM THE OTHER PARTIES TO SUCH AGREEMENTS AND INVESTOR WILL USE ITS BEST EFFORTS TO OBTAIN SUCH CONSENTS PROMPTLY FOLLOWING THE CLOSING:

2) Service Agreement among APD, Southern New England Telephone Company and SNET America, Inc. dated March 18th, 1996.

3) Equipment Lease between APD and Copelco Leasing Corporation, One Mediq Plaza, Pennsauken, New Jersey, 08110 dated October 22, 1993.

4) Lease Agreement between APD and Marc C. Yellin, 62 Cambridge lane, Boynton Beach, Florida 33436 dated November 10, 1995 for property located at 50 Tiffany Street, Brooklyn, Connecticut.

5) Lease Agreement between APD and Fabrilock, Inc. dated February 6, 1996 for property located at 300 Lake Road, Dayville, Connecticut.




Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement
Page 5 of 10.

                        SCHEDULE 2.5 INVENTORY EXCEPTIONS

None.






Schedules to the Asset Purchase Agreement

                        SCHEDULE 2.7 FINANCIAL STATEMENTS

Financial Statements consisting of Unaudited Balance Sheet of Investor as of December 31, 1995, and related statements of income and retained earnings, and statements of cash flow for the year then ended.





Schedules to the Asset Purchase Agreement

                       Periods 12 to 12 Fiscal Year 1995
                                                  Current
                                                  This Year
                                                  Net Value

Fleet Bank Operating                                     0.00
Fleet Bank Payroll                                     350.48
First National                                           0.00
Fleet Bank & First (APD)                           170,204.84
                                                 ------------
Total Cash                                         170,555.32

Trade A/R                                        1,657,775.48
Allowance Doubtful Accounts                        (46,681.13)
                                                 ------------
Total A/R                                        1,611,094.35

Incoming Inspection                                      0.00
Raw Materials                                      841,484.20
Profit in Inventory                                374,859.00
P    Material - Obsolescence Res                         0.00
                                                 ------------
Total Raw Material                               1,216,343.20

Work in Process                                    418,776.00

Finished Goods                                     287,110.90
FGI - Obsolescence Reserve                         (44,092.00)
                                                 ------------
Total FGI                                          243,018.90

Total Inventory                                  1,878,138.10

Prepaid Insurance                                        0.00
Prepaid Audit                                            0.00
Employee Advances                                        0.00
Misc Non-Trade Receivable                                0.00
Other Current Assets                                     0.00
                                                 ------------
Total Prepaid/Other Assets                               0.00

Federal Deferred Tax Current                             0.00
State Deferred Tax - Current                             0.00
Allowance Deferred Tax Current                           0.00
                                                 ------------
Total Deferred Tax Current                               0.00

Total Current Assets                             3,659,787.77



                       Periods 12 to 12 Fiscal Year 1995
                                         Current
                                         This Year
                                         Net Value

Buildings                                     0.00
Building Improvements                    23,459.70
CIP - Building                                0.00
Machinery & Equipment                   697,083.44
CIP - Machinery & Equipment                   0.00
Computer Equipment                            0.00
Furniture & Fixtures                      9,425.00
Automobiles                                   0.00
                                      ------------
Total Assets                            729,968.14

Accum Depr Buildings                          0.00
Accum Depr Building Improvemen          (18,652.00)
Accum Depr Machinery & Equip           (350,844.81)
Accum Depr Computer Equipment                 0.00
Accum Depr Furniture & Fixture          (15,828.00)
Accum Depr Automobiles                        0.00
                                      ------------
Total Accum Depreciation               (385,324.81)

Net Fixed Assets                        344,643.33

I/C SSOC                                 11,533.62
I/C CFT                              (1,852,089.34)
I/C Corporate                          (343,154.00)
                                      ------------
Total I/C & Investments              (2,183,709.72)

Federal Deferred Tax L/T                      0.00
State Deferred Tax L/T                        0.00
Allow Deferred Tax L/T                        0.00
                                      ------------
Total L/T Tax                                 0.00

Other Non-Current Assets                      0.00
                                      ------------
Total Other L/T Assets                        0.00

Goodwill                              3,255,165.48
Accum Amortization Goodwill            (126,589.77)
                                      ------------
Goodwill, Net                         3,128,575.71

Total L/T Assets                      1,289,509.32


                                    Period 12 to 12 Fiscal Year 1995

                                                   Current
                                                  This Year
                                                  Net Value

Total Assets                                    4,949,297.09
                                                ============

Trade A/P                                          75,744.65
Accrued Trade A/P                                 271,426.88
FICA Taxes Payable                                      0.00
Federal W/H Tax Payable                                 0.00
State W/H Tax Payable                                   0.00
United Way W/H Payable                                 30.00
401K W/H Payable                                    3,022.91
BAW W/H Payable                                         0.00
ESPP W/H Payable                                       41.50
Other Payroll W/H Payable                               0.00
Outstanding Funded Claims Pay                           0.00
Sales Tax Payable                                     361.11
???? -A/P                                               0.00
                                                ------------
Total Accounts Payable                            349,904.83

Accrued Salaries & Wages                               (7.00)
Accrued Bonus                                           0.00
Accrued 401K Contribution                           1,228.09
Accrued Defined Contribution                       12,407.00
Accrued Vacation Pay                               29,255.04
Accrued Insurance                                       0.00
Accrued Health Insurance                                0.00
Accrued Legal Fees                                      0.00
Accrued Audit Fees                                      0.00
Accrued FICA Taxes                                      0.00
Accrued Unemployment Taxes                              0.00
Accrued Defined Benefit                                 0.00
Accrued Other                                           0.00
Accrued Health Insurance Term                      31,938.00
Accrued Commissions                                     0.00
                                                ------------
Accrued Rent Expense                                    0.00
Total Accrued Liabilities                          74,822.03

Accrued Fed Tax Payable                                 0.00
Accrued State Tax Payable                               0.00
                                                ------------
        Accrued Tax Payable                             0.00

Other L/T Liabilities                                   0.00

                       Periods 12 to 12 Fiscal Year 1995


                                        Current
                                        This Year
                                        Net Value

Total Liabilities                       424,726.86

Common Stock                                  0.00
Intercompany Investment               4,412,377.74
Paid-In Capital                               0.00
Prior Years Retained Earnings                 0.00
Current Year Retained Earnings                0.00
                                      ------------
Total Liabilities & Equity            4,837,104.60
                                      ============


                             SCHEDULE 2.11 LICENSES

1) See attached Notice of Acceptance of Use of the Trademark OPTI-PAK.

2) Permit to Discharge to the Waters of the State of Connecticut pursuant to Connecticut General Statutes Section 22a-430 for APD plant located in Brooklyn, Connecticut and pending Application for Permit to Discharge to the Waters of the State of Connecticut for APD plant located in Dayville, Connecticut.

3) Zoning Permit, Town of Killingly, Connecticut, for change in use of Aquifer Protection Zone with respect to property located at 300 Lake Road, Dayville, Connecticut.




Schedules to the Asset Purchase Agreement
Page 8 of 10

                      UNITED STATES DEPARTMENT OF COMMERCE
                           PATENT AND TRADEMARK OFFICE
                             WASHINGTON, D.C. 20231
                                   JUN 17 1993

                    NOTICE OF ACCEPTANCE OF STATEMENT OF USE

                                            TM 3             ATTORNEY
     James E. Aiix                                       REFERENCE NUMBER:
     Chilton, Alix & Van Kirk
     750 Main Street, Suite 610                          APDI/T01/00/
     Hartford, CT 06103-2708

--------------------------------------------------------------------------------
SERIAL NUMBER: 74/264120
MARK: OPTI-PAK
OWNER: Applied Photonic Devices, Inc.
--------------------------------------------------------------------------------


The statement of use filed in regard to the above-identified application has been accepted. This acceptance signifies that the statement of use is accepted in all respects and that the mark is entitled to be registered. Accordingly, the registration will issue in due course barring any extraordinary circumstances.

                       SCHEDULE 2.14 CAPITAL EXPENDITURES







Schedules to the Asset Purchase Agreement

                                   APD, INC.
                             CAPITAL PROJECTS 1996

PROJECT NUMBER           DESCRIPTION            SPENT TO DATE     BALANCE REMAINING    TOTAL PROJECT
--------------           -----------            -------------     -----------------    -------------
P200109             Gnata Hot Foil Printer        $ 11,794.00        $ 27,519.00        $ 39,313.00
P200119             Leasehold Improvements        $ 29,526.00        $  3,474.00        $ 33,000.00
P200130             2 1/2" Sterling Extruder      $ 38,436.00        $ 44,721.00        $ 83,157.00
P200134             Gem Solo 4 Opaque Printer     $ 30,816.00        $  4,644.00        $ 35,460.00
P200140             Parts for Tensil Tester       $  2,000.00            n/a            $  2,000.00
P200142             Expansion Units Phone             n/a            $  6,762.00        $  6,762.00
                    UV Inking Line                    n/a            $175,000.00        $175,000.00
                                                  -----------        -----------        -----------
                                        Total     $112,572.00        $181,762.00        $374,692.00


                SCHEDULE 2.19 LICENSES AND TRADEMARKS OF SPECTRAN

1) Patent License Agreement between Western Electric Company Incorporated (currently Lucent Technologies).

2) Agreement between Gulf & Western Manufacturing Company and SpecTran Corporation dated October 18, 1983.

3) Agreement between Aetna Telecommunications Laboratories and SpecTran Corporation dated January 21, 1985.

4) License Agreement between Corning, Inc. and SpecTran Corporation dated January 1, 1991.






Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement

                  SCHEDULE 2.20 CONTRACTS AND LEASES (p.1 of 3)

a) THE FOLLOWING IS A LIST OF CONTRACTS OF APD INVOLVING MORE THAN $10,000.

1) Supplier Agreement with ATL Connect dated November 2, 1992.

2) Sales Agency Agreement with Thaw Sales and Marketing dated June 7, 1991.

3) Sales Agency Agreement with CMA, Inc. dated June 9, 1994.

4) Sales Agency Agreement with Manufacturers Agents Representatives dated June 1, 1992.

5) Sales Agency Agreement with C&W Fiber Optic dated February 1, 1993.

6) Sales Agency Agreement with KJS Marketing dated September 1, 1994.

7) Sales Agency Agreement with Nutech Electronics, Inc. dated September 1, 1994.

8) Sales Agency Agreement with Innovative Technical Sales, Inc. dated March 1, 1993.

9) Sales Agency Agreement with Paul Ericson & Associates, Inc., dated January 1, 1994.

10) Sales Agency Agreement with Jaso & Associates, dated May 8, 1994.

11) Sales Agency Agreement with Cartwright & Bean, Inc. dated May 1, 1994.

12) Sales Agency Agreement with Data Connect, Inc. dated July 9, 1994.

13) Sales Agency Agreement with Westerly Associates, Inc. dated June 16, 1994.

14) Sales Agency Agreement with DCS Group, Inc., dated October 1, 1996.

15) Agreement with Copelco Leasing Corporation dated October 22, 1993.

16) Lease Agreement with Mark C. Yellin dated November 13, 1995 for 50 Tiffany Street, Brooklyn, Connecticut.

Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement

SCHEDULE 2.20 CONTRACTS AND LEASES (CONT.) (p.2 of 3)

17) Lease Agreement with Fabrilock, Inc. dated February 6, 1996 for 300 Lake Road, Dayville, Connecticut.

18) Employment Agreement among Irving N. Dwyer, Applied Photonic Devices, Inc. and SpecTran Corporation dated May 23, 1995.

19) Employment Agreement among David P. Davia, Applied Photonic Devices, Inc. and SpecTran Corporation dated May 23, 1995.

20) Non-Competition Agreement among Irving N. Dwyer, Applied Photonic Devices, Inc., APD Acquisition Corp. and SpecTran Corporation dated May 23, 1995.

21) Non-Competition Agreement among David P. Davia, Applied Photonic Devices, Inc., APD Acquisition Corp., and SpecTran Corporation dated May 23, 1995.

22) AT&T CustomNet (sm) Service Flex Plan, dated September 26, 1994.

23) Service Agreement with SNET America, Inc., dated March 18, 1996.

24) Agreement between Applied Photonic Devices, Inc. and Brugg Telecom, dated December 18, 1995.




Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement

SCHEDULE 2.20 CONTRACTS AND LEASES (CONT.) (p.3 of 3)

*25) Loan and Security Agreement among SpecTran Corporation, SpecTran Specialty Optics Company, Applied Photonic Devices, Inc., SpecTran Communication Fiber Technologies, Inc. and Fleet National Bank, dated April 25, 1996.

With respect to the above Loan and Security Agreement, Fleet has agreed to release the lien on the Assets of APD and to release APD from certain of the restrictive covenants therein as further described in a letter to John F. Lynch, Fleet National Bank from Bruce A. Cannon, SpecTran Corporation dated September 16, 1996, such release to be effective upon consummation of the transaction.

*26) $12,000,000 Revolving Note in favor of Fleet National Bank, dated April 25, 1996.

*27) $5,000,000 Term Note in favor of Fleet National Bank, dated April 25, 1996.

*28) $5,000,000 Mortgage Note in favor of Fleet National Bank, dated April 25, 1996.

b) CONTRACTS REQUIRING CONSENT TO ASSIGNMENT ARE SET FORTH ON
SCHEDULE 2.4 HERETO.

*These agreements will not be assigned to the Company.







Schedules to the Investor Representations, Contribution Agreement and Subscription Agreement

                       SCHEDULE 2.18 ENVIRONMENTAL MATTERS

1) Seller holds from the Connecticut Department of Environmental Protection one (1) Permit to Discharge to the Waters of the State of Connecticut pursuant to Connecticut General Statutes Section 22a-430 for its plant in Brooklyn, Connecticut and one (1) pending Application for a Permit to Discharge to the Waters of the State of Connecticut for its plant in Dayville, Connecticut. These permits are for water discharge consisting of contact cooling water from APD's cable-applied, extrusion coating process for fiber optic cables for its plants in Brooklyn, Connecticut and Dayville, Connecticut. The process waste water is discharged to the local sanitary sewer.

2) Zoning Permit, Town of Killingly, Connecticut, for change in use of Aquifer Protection Zone with respect to property located at 300 Lake Road, Dayville, Connecticut.

3) Please refer to the copy of the Phase I Environmental Site Assessment of 50 Tiffany Street, Brooklyn, Connecticut prepared by Atlantic Environmental Services, Inc. dated April 28, 1995 (revised May 4, 1995) which has been previously provided by APD.

4) The plants at Brooklyn, Connecticut and Dayville, Connecticut are both small quantities generators of hazardous waste. Both plants' quantities of hazardous waste are disposed of by Laidlaw Environmental Services North East, Inc., 221 Sutton Street, North Andover, MA, (508)683-1002. APD files for its plants in Brooklyn, Connecticut and Dayville, Connecticut biannual hazardous waste reports with the Connecticut Department of Environmental Protection in connection with waste disposal as a small quantities generator.






Schedules to the Asset Purchase Agreement
Page 10 of 10